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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)    January 10, 2006
                                                       ------------------------

                              WILLBROS GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                               Republic of Panama
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                 (State or Other Jurisdiction of Incorporation)

        1-11953                                          98-0160660
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(Commission File Number)                      (IRS Employer Identification No.)

Plaza 2000 Building, 50th Street,
8th Floor, P.O. Box 0816-01098,                     Panama, Republic of Panama
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(Address of Principal Executive Offices)                  (Zip Code)

                                 +50-7-213-0947
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.04. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
PLANS.

         In a notice dated April 4, 2005 to the board of directors and executive officers of Willbros Group, Inc. (the "Company"), the Company announced that, in light of a delay in the filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2004, a blackout period had been initiated in which all purchases of the Company's common stock under its 401(k) plan and its stock plans were temporarily suspended. At the time of the initial notice, the Company was unable to determine the termination date of the blackout period.


         On January 9, 2006, the Company amended its 401(k) plan to permanently prohibit the purchase of common stock of the Company under the 401(k) plan. Accordingly, as required by Section 306 of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR (17 CFR Section 245) promulgated by the Securities and Exchange Commission ("SEC"), the Company has transmitted a notice of the termination of such blackout period to its directors, executive officers and employees concurrently with the filing of this Current Report on Form 8-K with the SEC. The form of notice to the Company's board of directors and executive officers is filed as Exhibit 99 to this Current Report on Form 8-K.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      The following exhibit is filed herewith:

                  99 Notice of Termination of Blackout Period to the Company's Board of Directors and Executive Officers dated January 10, 2006.



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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     WILLBROS GROUP, INC.


Date:  January 10, 2006              By: /s/ Warren L. Williams
                                         --------------------------------------
                                         Warren L. Williams
                                         Senior Vice President, Chief Financial
                                         Officer and Treasurer




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                                  EXHIBIT INDEX




Exhibit No.       Description
-----------       -----------
    99            Notice of Termination of Blackout Period to the Company's
                  Board of Directors and Executive Officers dated January 10,
                  2006.






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